UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2008

FLAGSHIP GLOBAL HEALTH, INC.
__________________________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-30556	11-3210792
__________________________________________________________________________________________________________________________
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

220 West 42nd Street, 23rd Floor, New York, NY	10036
_______________________________________________	____________
(Address of Principal Executive Offices)	(Zip Code)

(212) 340-9100

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.03. Bankruptcy or Receivership.

On August 15, 2008, the Board of Directors of Flagship Global Health, Inc. (the “Company”) resolved that it is in the best interests of the Company to file a petition in the United States Bankruptcy Court under Chapter 7 of the United States Bankruptcy Code (the “Bankruptcy Petition”). On August 19, 2008, the Company filed the Bankruptcy Petition in the United States Bankruptcy Court for the Southern District of New York and ceased to do business. The bankruptcy trustee has yet to be appointed.

Item 8.01. Other Items.

On August 20, 2008, the Company issued a press release concerning the Bankruptcy Petition. The full text of the press release is furnished as Exhibit 99.1 to this report and is incorporated into this Item 8.01 as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Description

99.1	Press release issued by Flagship Global Health, Inc., dated August 20, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSHIP GLOBAL HEALTH, INC.

By: /s/ Philip E. Barak
Date: August 20, 2008	Name: Philip E. Barak
Title: Senior Vice President and Chief Financial Officer

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Exhibit No.	Description

99.1	Press release issued by Flagship Global Health, Inc., dated August 20, 2008.